Exhibit 99.1
The Trade Desk Reports Third Quarter 2025 Financial Results

The Trade Desk also announced an additional $500 million share repurchase authorization.
LOS ANGELES--(BUSINESS WIRE)--November 6, 2025--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its third quarter ended September 30, 2025.

“Q3 was another strong quarter for The Trade Desk, with revenue growing to $739 million, representing 18% year-over-year growth,” said Jeff Green, CEO and Co-Founder of The Trade Desk. “Our momentum continues to be fueled by new product innovations we’ve launched across our Kokai platform, which are helping the world’s leading brands unlock the full potential of data-driven advertising. As AI transforms the advertising ecosystem, customers globally are relying on The Trade Desk to enable objective, data-rich buying across channels and partners, to drive real-world outcomes for their businesses. The pace of our innovation reinforces our leadership position across CTV, retail media, and the open internet more broadly. As we close out 2025 and look to the future, we believe The Trade Desk is uniquely positioned to capture more market share as we help advertisers succeed on the open internet and drive measurable business growth through data and AI.”
Third Quarter 2025 Financial Highlights:
The following table summarizes the Company’s unaudited consolidated financial results for the three and nine months ended September 30, 2025 and 2024 ($ in millions, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP Results
Revenue	$739	$628	$2,049	$1,704
Increase in revenue year over year	18%	27%	20%	27%
Net income	$116	$94	$256	$211
Net income margin	16%	15%	13%	12%
GAAP diluted earnings per share	$0.23	$0.19	$0.52	$0.42

Non-GAAP Results
Adjusted EBITDA	$317	$257	$796	$661
Adjusted EBITDA margin	43%	41%	39%	39%
Non-GAAP net income	$221	$207	$589	$536
Non-GAAP diluted earnings per share	$0.45	$0.41	$1.18	$1.07
Third Quarter and Recent Business Highlights:
•Strong Customer Retention: Customer retention remained over 95% during the third quarter, as it has for the past 11 consecutive years.
•Anders Mortensen joins The Trade Desk as Chief Revenue Officer:
◦He brings to The Trade Desk a 25-year track record of successfully scaling advertising businesses, including most recently at Google, where he led one of the largest and fastest-growing advertising business units globally, delivering double-digit growth and expanded market share.
•Strong Financial Profile: Delivered $317 million of Adjusted EBITDA, representing 43% of revenue, and $225 million of cash provided by operating activities in the third quarter, representing the strength of our operating model and our financial discipline.

•New Innovation and Partnership Announcements:

◦Audience Unlimited, a major upgrade to our third-party data marketplace.
◦OpenAds, an open-source auction to promote transparency for buyers and publishers.
◦Pharma ad marketplace, consolidates healthcare professional (HCP) and direct-to-consumer (DTC) targeting and reporting, including integrations with IQVIA and Swoop.
◦Koddi, a leading commerce media platform, integrated with The Trade Desk to bring sponsored product and onsite retail inventory to advertisers, with Gopuff as first retail partner.

•Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0 (UID2), an industry-wide approach to identity that preserves the value of relevant advertising, while putting user control and privacy at the forefront. UID2 is an upgrade and alternative to third-party cookies. Recent partnerships and pledges of integration and support include:
◦IPG’s Axiom integrated UID2 to help marketers connect their campaigns to real-world outcomes.
◦Treasure Data’s CDP integrated UID2 for seamless audience activation and measurement.

•Connected TV (CTV): The Trade Desk offers advertisers access to premium inventory across major networks and streaming services around the world.
◦DIRECTV, in collaboration with The Trade Desk, is planning to develop a custom version of Ventura TV OS.
◦OSN and The Trade Desk partnered to offer advertisers data-driven, premium CTV inventory across the Middle East and North Africa region.
◦DAZN integrated EUID and OpenPath to enable precise, privacy-conscious targeting on its premium live sports inventory across Europe.

•Share Repurchases: The Company used $310 million of cash to repurchase its Class A common stock in the third quarter of 2025. As of September 30, 2025, the Company had $60 million available and authorized for repurchases.
◦In October 2025, the Company used the remaining $60 million authorization under the share repurchase program. The Company also announced that its board of directors approved an additional $500 million under its share repurchase program pursuant to which the Company may purchase its outstanding Class A common stock.

•Industry Recognition:
◦Newsweek America’s Greatest Companies, 2025
◦Forbes America’s Best Companies, 2025

Financial Guidance:
Fourth Quarter 2025 outlook summary:
•Revenue at least $840 million
•Adjusted EBITDA of approximately $375 million
The Company has not provided an outlook for GAAP net income or reconciliation of Adjusted EBITDA guidance to net income, the closest corresponding U.S. GAAP measure, because net income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges included in the calculation of this GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. The Company expects the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP net income and Non-GAAP diluted earnings per share (“EPS”) that supplement the Condensed Consolidated Statements of Operations of the Company prepared under generally accepted accounting principles (“GAAP”). Adjusted EBITDA is net income before depreciation and amortization expense; stock-based compensation expense; interest income, net; and provision for income taxes. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue, and Adjusted

EBITDA margin’s closest corresponding U.S. GAAP measure is net income margin, which is GAAP net income divided by revenue. Non-GAAP net income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP net income and non-GAAP diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash-generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for or superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.
Third Quarter 2025 Financial Results Webcast and Conference Call Details

•When: November 6, 2025 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com. Following the call, a replay will be available on the Company’s website.
•Dial-in: To access the call via telephone in North America, please dial 888-506-0062. For callers outside the United States, please dial +1-973-528-0011. Participants should reference the conference call ID code “280315” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 53106). Outside the United States, please dial +1-919-882-2331 (replay code: 53106). The audio replay will be available via telephone until November 13, 2025.

The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com), its X feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk), Facebook page (https://www.facebook.com/TheTradeDesk) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen) as a means of disclosing information about the Company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, X, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s growth and financial targets, such as revenue and Adjusted EBITDA and the amount, timing and sources of funding for the Company’s share repurchase program. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s ability to maintain and grow its client base and spend through its platform and related offerings, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$739,433	$628,016	$2,049,493	$1,703,819
Operating expenses (1):
Platform operations	162,154	122,656	455,973	336,745
Sales and marketing	156,830	140,296	470,704	395,888
Technology and development	127,893	117,705	394,546	335,426
General and administrative	131,337	138,878	395,822	403,902
Total operating expenses	578,214	519,535	1,717,045	1,471,961
Income from operations	161,219	108,481	332,448	231,858
Other expense (income):
Total other income, net	(18,300)	(18,697)	(56,041)	(53,845)
Income before income taxes	179,519	127,178	388,489	285,703
Provision for income taxes	63,972	33,020	132,135	74,856
Net income	$115,547	$94,158	$256,354	$210,847
Earnings per share:
Basic	$0.24	$0.19	$0.52	$0.43
Diluted	$0.23	$0.19	$0.52	$0.42
Weighted-average shares outstanding:
Basic	487,729	491,614	491,069	489,845
Diluted	492,984	502,563	497,198	500,273
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Platform operations	$7,953	$7,617	$26,253	$20,444
Sales and marketing	28,133	25,294	87,437	70,654
Technology and development	40,197	36,958	123,978	97,441
General and administrative (1)	45,033	58,641	140,786	176,931
Total	$121,316	$128,510	$378,454	$365,470
___________________________
(1) Includes stock-based compensation expense related to a long-term CEO performance grant of $14 million and $30 million for the three months ended September 30, 2025 and 2024, respectively, as well as $57 million and $102 million for the nine months ended September 30, 2025 and 2024, respectively.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of September 30, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$653,134	$1,369,463
Short-term investments, net	792,313	552,026
Accounts receivable, net	3,478,338	3,330,343
Prepaid expenses and other current assets	196,501	84,626
Total current assets	5,120,286	5,336,458
Property and equipment, net	322,507	209,332
Operating lease assets	287,104	263,761
Deferred income taxes	110,514	230,214
Other assets, non-current	99,990	72,186
Total assets	$5,940,401	$6,111,951

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,761,261	$2,631,213
Accrued expenses and other current liabilities	160,381	177,760
Operating lease liabilities	73,129	64,492
Total current liabilities	2,994,771	2,873,465
Operating lease liabilities, non-current	302,848	247,723
Other liabilities, non-current	41,996	41,618
Total liabilities	3,339,615	3,162,806

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,965,231	2,594,896
Retained earnings (accumulated deficit)	(364,445)	354,249
Total stockholders’ equity	2,600,786	2,949,145
Total liabilities and stockholders’ equity	$5,940,401	$6,111,951

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
OPERATING ACTIVITIES:
Net income	$256,354	$210,847
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,824	63,378
Stock-based compensation	378,454	365,470
Deferred income taxes	118,163	—
Noncash lease expense	51,234	41,522
Provision for expected credit losses on accounts receivable	1,498	837
Other	(13,841)	(11,901)
Changes in operating assets and liabilities:
Accounts receivable	(149,053)	(125,711)
Prepaid expenses and other current and non-current assets	(91,574)	(68,490)
Accounts payable	120,381	87,175
Accrued expenses and other current and non-current liabilities	(26,798)	8,846
Operating lease liabilities	(47,510)	(31,918)
Net cash provided by operating activities	681,132	540,055
INVESTING ACTIVITIES:
Purchases of investments	(826,210)	(486,596)
Maturities of investments	597,413	475,022
Purchases of property and equipment	(170,688)	(78,048)
Capitalized software development costs	(9,093)	(6,708)
Business acquisition	(4,350)	—
Net cash used in investing activities	(412,928)	(96,330)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(957,540)	(177,428)
Proceeds from exercise of stock options	20,287	127,690
Proceeds from employee stock purchase plan	32,446	30,122
Taxes paid relating to net settlement of restricted stock awards	(79,726)	(97,763)
Net cash used in financing activities	(984,533)	(117,379)
Increase (decrease) in cash and cash equivalents	(716,329)	326,346
Cash and cash equivalents—Beginning of period	1,369,463	895,129
Cash and cash equivalents—End of period	$653,134	$1,221,475

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
(Unaudited)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Net income	$115,547	$94,158	$256,354	$210,847
Add back (deduct):
Depreciation and amortization expense	33,135	20,754	83,824	63,378
Stock-based compensation expense	121,316	128,510	378,454	365,470
Interest income, net	(16,490)	(19,408)	(54,657)	(53,886)
Provision for income taxes	63,972	33,020	132,135	74,856
Adjusted EBITDA	$317,480	$257,034	$796,110	$660,665

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP net income	$115,547	$94,158	$256,354	$210,847
Add back (deduct):
Stock-based compensation expense	121,316	128,510	378,454	365,470
Adjustment for income taxes	(16,141)	(15,441)	(46,019)	(40,739)
Non-GAAP net income	$220,722	$207,227	$588,789	$535,578

GAAP diluted earnings per share	$0.23	$0.19	$0.52	$0.42

GAAP weighted-average shares outstanding—diluted	492,984	502,563	497,198	500,273

Non-GAAP diluted earnings per share	$0.45	$0.41	$1.18	$1.07

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	492,984	502,563	497,198	500,273

Contacts
Investors
Jake Graves
Senior Manager, Investor Relations
The Trade Desk
ir@thetradedesk.com

Media
Melinda Zurich
VP, Communications
The Trade Desk
melinda.zurich@thetradedesk.com